EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 (no. 333-______) of our report dated February 25, 2000 relating to the financial statements which appear in the Lark Technologies, Inc. Annual Report on Form 10-KSB for the year ended December 31, 1999.

                                          ERNST & YOUNG LLP
                                          Ernst & Young LLP

Houston, Texas
August 9, 2000

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